Subsequent Event	12 Months Ended
Dec. 31, 2014
Subsequent Event

15. Subsequent Event (Unaudited)

The Company and Catalyst Biosciences, Inc. (“Catalyst”) have entered into a definitive Agreement and Plan of Merger dated as of March 5, 2015, and amended on May 6 and May 13, 2015 (the “Merger Agreement”), pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, a wholly-owned subsidiary of the Company’s will be merged with and into Catalyst, with Catalyst continuing as the surviving corporation and a wholly-owned subsidiary of the Company’s (the “Proposed Merger”). Immediately following the effective time of the Proposed Merger, existing Catalyst equity holders are expected to own approximately 58% of the capital stock of the combined company, and existing Targacept equity holders are expected to own approximately 42% of the capital stock of the combined company. Prior to the closing of the Proposed Merger, the Company also expects to distribute to its stockholders a dividend of approximately $37,000,000 in aggregate principal amount of redeemable convertible notes, and approximately $19,000,000 in cash (the “Pre-Closing Dividend”). The notes will be convertible into shares of common stock of the combined company at a conversion rate of $9.19 per share, which represents 130% of the negotiated per share value of the Company’s assets following the anticipated Pre-Closing Dividend, as adjusted to reflect the planned 7-for-1 reverse stock split described elsewhere in this proxy statement/prospectus/information statement. If, in the future, the redeemable convertible notes are fully converted into Targacept common stock, the Company’s stockholders would own approximately 57% of the outstanding capital stock of the combined company on a pro forma basis as of the anticipated closing date.